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                                                                  EXHIBIT 3.16.1

Jane Dee Hull                                     Original Certificate #2014770
Secretary of State
Limited Partnership Division
1700 West Washington 7th Fl
Phoenix, AZ 85007                [SECRETARY OF STATE SEAL]

542-6187

Fee: $10.00
plus $3.00 per page
Submit in Duplicate

                           AMENDMENT NAME CHANGE FOR
                       CERTIFICATE OF LIMITED PARTNERSHIP



Name of Limited Partnership: MONTEREY/LEGACY HOMES L.P.
                             ___________________________________________________

Business Address: 6613 North Scottsdale Road #200, Scottsdale, Arizona 85250
                  ______________________________________________________________
                  Street or Box Number             City        State   Zip

Date of Original Filing: 6/13/97
                         ______________________________

The following statement(s) contained in the original application is amended as follows:

      Limited Partnership name to be cancelled: MONTEREY/LEGACY HOMES L.P.
                                                __________________________

     Limited Partnership name to be registered: LEGACY/MONTEREY HOMES L.P.
                                                __________________________

I hereby declare that I am the person who executed the Amendment to the Certificate of Limited Partnership, which by signing below, indicates my act and deed.

X [SIGNATURE]                           MTH-TEXAS GP, INC.
  __________________________________    __________________________________
  Signature of General Partner          Printed Name Larry W. Seay
                                                     Vice President - Finance

State of Arizona  )
                  )                ss.
County of Maricopa)


Subscribed and sworn to before me this 19th day of June, 1997
                                       ____        ____    __ [NOTARY STAMP]
[SIGNATURE]                             05/03/00
___________________________________    ____________________________________
Notary Signature                       My commission expires